UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

December 19, 2008

Paladin Realty Income Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-51860	20-0378980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Blvd., Suite 1400 Los Angeles, California	90024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 996-8704

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

We previously filed a Current Report on Form 8-K on December 24, 2008, reporting our acquisition of our interest in Two and Five Governor Park, located in San Diego, California, as described in such Current Report. We are filing this Current Report on Form 8-K/A to provide the financial information required by Item 9.01 of Form 8-K.

(a)	Financial Statements of Real Estate Property Acquired.

The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Two and Five Governor Park

Report of Independent Registered Public Accounting Firm	F-1

Combined Statement of Revenues and Certain Operating Expenses For the Year Ended December 31, 2007	F-2

Notes to the Combined Statement of Revenues and Certain Operating Expenses For the Year Ended December 31, 2007	F-3

Report of Independent Registered Public Accounting Firm	F-5

Combined Statement of Revenues and Certain Operating Expenses For the Nine Months Ended September 30, 2008	F-6

Notes to the Combined Statement of Revenues and Certain Operating Expenses For the Nine Months Ended September 30, 2008	F-7

(b)	Unaudited Pro Forma Financial Information.

The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Paladin Realty Income Properties, Inc. and Subsidiaries

Summary of Unaudited Pro Forma Financial Statements	F-9

Pro Forma Consolidated Balance Sheet as of September 30, 2008 (unaudited)	F-11

Pro Forma Consolidated Statement of Operations For the Nine Months ended September 30, 2008 (unaudited)	F-12

Pro Forma Consolidated Statement of Operations For the Year ended December 31, 2007 (unaudited)	F-14

(d)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALADIN REALTY INCOME PROPERTIES, INC.

Date: February 12, 2009	By:	/s/ John A. Gerson
John A. Gerson Chief Financial Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of

Paladin Realty Income Properties, Inc.

We have audited the accompanying Combined Statement of Revenues and Certain Operating Expenses of Two and Five Governor Park, two office properties located at 6310 Greenwich Drive, San Diego, California and 5060 Shoreham Place, San Diego, California (the “Properties”) for the year ended December 31, 2007 (the “Historical Summary”). This Historical Summary is the responsibility of the Properties’ management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Properties’ revenues and operating expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Properties for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Imowitz Koenig & Co., LLP

New York, New York

February 10, 2009

Two and Five Governor Park

Combined Statement of Revenues and Certain Operating Expenses

For the Year Ended December 31, 2007

	100% Ownership	PRIP 5060/6310, LLC’s 47.65% Ownership Interest
Revenues
Rental income	$805,571	$383,855
Other revenue	16,294	7,764

Total revenues	821,865	391,619

Certain operating expenses
Operating expenses	268,255	127,824
Real estate taxes	144,893	69,042
Management fees	52,800	25,159

Total of certain operating expenses	465,948	222,025

Excess of revenues over certain operating expenses	$355,917	$169,594

See accompanying notes to combined statement of revenues and certain operating expenses.

Two and Five Governor Park

Notes to the Combined Statement of Revenues and Certain Operating Expenses

For the Year Ended December 31, 2007

(1)	Organization

Two and Five Governor Park are two existing office buildings (the “Properties”). Two Governor Park is a two-story office building with 22,470 square feet of rentable area located at 6310 Greenwich Drive, San Diego, California. Five Governor Park is a three-story office building with 53,048 square feet of rentable area located at 5060 Shoreham Place, San Diego, California. Both buildings were acquired by FPA/PRIP Governor Park, LLC (“FPA/PRIP”) on December 19, 2008. Concurrently, an affiliate of Paladin Realty Income Properties, Inc. (“Paladin”), PRIP 5060/6310, LLC (“PRIP 5060/6310”), acquired a 47.65% interest in FPA/PRIP. FPA Governor Park Investors, LLC owns the remaining 52.35% interest.

(2)	Basis of Presentation

The Combined Statement of Revenues and Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with filings with the SEC. The Historical Summary includes revenues and certain operating expenses of the Properties, exclusive of interest income, interest expense, depreciation and amortization, and non-recurring items which may not be comparable to the corresponding amounts reflected in the future operations of the Properties. The Historical Summary also presents revenues and certain operating expenses of the Properties allocable to PRIP 5060/6310’s 47.65% ownership interest.

(3)	Principles of Reporting and Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Properties’ management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4)	Significant Accounting Policies

a)	Revenue Recognition

The Properties’ lease agreements are operating leases. Rental income is recognized in accordance with the terms of each lease. Other revenue consists of various tenant related charges and are recognized as revenue in the period in which the applicable charge is incurred.

Two and Five Governor Park

Notes to the Combined Statement of Revenues and Certain Operating Expenses

For the Year Ended December 31, 2007

b)	Accounts Receivable

Bad debts are recorded under the specific identification method, whereby, uncollectible receivables are directly written off when identified.

c)	Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

(5)	Mortgage Loan

In connection with the closing of the Two and Five Governor Park acquisition, FPA Governor Park Associates, LLC obtained a seller financed loan from MIREF Governor Finance, LLC, a Delaware limited liability company, in the amount of $11,440,000, as evidenced by a Promissory Note secured by Deed of Trust dated December 19, 2008. The loan bears interest at a fixed rate of 7.0% and matures on December 19, 2010. The loan has two, one-year extensions which may be exercised if, among other things, the properties have (1) a debt service coverage ratio of 1.2 or better, and (2) a loan to value ratio of no more than 70.0% based on an appraisal. Each extension is subject to an extension fee equal to 1.5% of the outstanding principal balance. The loan is prepayable at any time prior to its maturity, subject to an exit fee equal to 1.0% of the principal being repaid. The loan is secured by a mortgage on the property pursuant to a Deed of Trust and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing). In addition, the loan is guaranteed by Gregory A. Fowler, a management committee representative of FPA Governor Park Investors, LLC, but only upon the occurrence of certain limited events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of

Paladin Realty Income Properties, Inc.

We have reviewed the accompanying Combined Statement of Revenues and Certain Operating Expenses of Two and Five Governor Park, two office properties located at 6310 Greenwich Drive, San Diego, California and 5060 Shoreham Place, San Diego, California (the “Properties”) for the nine months ended September 30, 2008 (the “Historical Summary”). This Historical Summary is the responsibility of the Properties’ management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of the interim financial information consists principally of applying analytical procedures and making inquires of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Properties’ revenues and operating expenses.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim Historical Summary for it to be in conformity with accounting principles generally accepted in the United States of America.

/s/ Imowitz Koenig & Co., LLP

New York, New York

February 10, 2009

Two and Five Governor Park

Combined Statement of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2008

	100% Ownership	PRIP 5060/6310, LLC’s 47.65% Ownership Interest
Revenues
Rental income	$550,295	$262,216
Other revenue	31,519	15,019

Total revenues	581,814	277,235

Certain operating expenses
Operating expenses	289,564	137,977
Real estate taxes	109,639	52,243
Management fees	39,600	18,869

Total of certain operating expenses	438,803	209,089

Excess of revenues over certain operating expenses	$143,011	$68,146

See accompanying notes to combined statement of revenues and certain operating expenses.

Two and Five Governor Park

Notes to the Combined Statement of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2008

(1)	Organization

Two and Five Governor Park are two existing office buildings (the “Properties”). Two Governor Park is a two-story office building with 22,470 square feet of rentable area located at 6310 Greenwich Drive, San Diego, California. Five Governor Park is a three-story office building with 53,048 square feet of rentable area located at 5060 Shoreham Place, San Diego, California. Both buildings were acquired by FPA/PRIP Governor Park, LLC (“FPA/PRIP”) on December 19, 2008. Concurrently, an affiliate of Paladin Realty Income Properties, Inc. (“Paladin”), PRIP 5060/6310, LLC (“PRIP 5060/6310”), acquired a 47.65% interest in FPA/PRIP. FPA Governor Park Investors, LLC owns the remaining 52.35% interest.

(2)	Basis of Presentation

The Combined Statement of Revenues and Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with filings with the SEC. The Historical Summary includes revenues and certain operating expenses of the Properties, exclusive of interest income, interest expense, depreciation and amortization, and non-recurring items which may not be comparable to the corresponding amounts reflected in the future operations of the Properties. The Historical Summary also presents revenues and certain operating expenses of the Properties allocable to PRIP 5060/6310’s 47.65% ownership interest.

(3)	Principles of Reporting and Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Properties’ management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4)	Significant Accounting Policies

a)	Revenue Recognition

The Properties’ lease agreements are operating leases. Rental income is recognized in accordance with the terms of each lease. Other revenue consists of various tenant related charges and are recognized as revenue in the period in which the applicable charge is incurred.

Two and Five Governor Park

Notes to the Combined Statement of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2008

b)	Accounts Receivable

Bad debts are recorded under the specific identification method, whereby, uncollectible receivables are directly written off when identified.

c)	Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

(5)	Mortgage Loan

In connection with the closing of the Two and Five Governor Park acquisition, FPA Governor Park Associates, LLC obtained a seller financed loan from MIREF Governor Finance, LLC, a Delaware limited liability company, in the amount of $11,440,000, as evidenced by a Promissory Note secured by Deed of Trust dated December 19, 2008. The loan bears interest at a fixed rate of 7.0% and matures on December 19, 2010. The loan has two, one-year extensions which may be exercised if, among other things, the properties have (1) a debt service coverage ratio of 1.2 or better, and (2) a loan to value ratio of no more than 70.0% based on an appraisal. Each extension is subject to an extension fee equal to 1.5% of the outstanding principal balance. The loan is prepayable at any time prior to its maturity, subject to an exit fee equal to 1.0% of the principal being repaid. The loan is secured by a mortgage on the property pursuant to a Deed of Trust and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing). In addition, the loan is guaranteed by Gregory A. Fowler, a management committee representative of FPA Governor Park Investors, LLC, but only upon the occurrence of certain limited events.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARIES

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated financial statements and notes of Paladin Realty Income Properties, Inc. (“Paladin REIT”) included in Paladin REIT’s Form 10-K for the fiscal year ended December 31, 2007 and Paladin REIT’s Form 10-Q for the quarterly period ended September 30, 2008, as filed with the Securities and Exchange Commission.

The following unaudited pro forma consolidated balance sheet as of September 30, 2008 has been prepared to give effect to the acquisition by FPA/PRIP Governor Park, LLC (“FPA/PRIP”), a single-purpose limited liability company in which Paladin REIT holds a 47.65% membership interest, of Two and Five Governor Park located at located at 6310 Greenwich Drive, San Diego, California 92122 and 5060 Shoreham Place, San Diego, California 92122 (“Two and Five Governor Park”) (the “Two and Five Governor Park Acquisition”) as if the Two and Five Governor Park Acquisition occurred on September 30, 2008. The actual acquisition of Two and Five Governor Park occurred on December 19, 2008. Paladin Realty Income Properties, L.P. (“Paladin OP”) is a Delaware limited partnership that was organized to own and operate properties on behalf of Paladin REIT and is a consolidated subsidiary of Paladin REIT. The 47.65% membership interest in FPA/PRIP is held by PRIP 5060/6310, LLC, a Delaware limited liability company and wholly-owned subsidiary of Paladin OP.

The following unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2008 has been prepared to give effect to (1) the acquisition by KC Retreat Associates, LLC (“KC Retreat”), a single-purpose limited liability company in which Paladin REIT holds a 97.5% membership interest, of the Retreat of Shawnee located at 11128 West 76th Terrace, Shawnee, Kansas (“Retreat Apartments”) (the “Retreat Acquisition”), (2) the acquisition of a 49% membership interest in Park Hill Partners I, LLC (“Park Hill”), a single-purpose limited liability company that owns Hilltop Apartments at 8601 Newton Avenue in Kansas City, Missouri (“Hilltop”) (the “Hilltop Acquisition”), (3) the acquisition of a 42.5% membership interest in FPA/PRIP Conifer, LLC, a single-purpose limited liability company that owns Conifer Crossing at 3383 Holcomb Bridge Road NW, Norcross, Georgia (“Conifer Crossing”) (the “Conifer Crossing Acquisition”) and (4) the Two and Five Governor Park Acquisition, as if the Retreat Acquisition, the Hilltop Acquisition, the Conifer Crossing Acquisition and the Two and Five Governor Park Acquisition had each occurred on January 1, 2007. The actual acquisition of Retreat Apartments occurred on January 14, 2008, the actual acquisition of Hilltop occurred on April 7, 2008, the actual acquisition of Conifer Crossing occurred on August 5, 2008 and the actual acquisition of Two and Five Governor Park occurred on December 19, 2008. The 97.5% membership interest in KC Retreat is held by PRIP 11128, LLC, a Delaware limited liability company and wholly-owned subsidiary of Paladin OP. The 49% membership interest in Park Hill is held by PRIP 6700, LLC, a Delaware limited liability company and wholly-owned subsidiary of Paladin OP. The 42.5% membership interest in FPA/PRIP is held by PRIP 3383, LLC, a Delaware limited liability company and wholly-owned subsidiary of Paladin OP.

The following unaudited pro forma consolidated statement of operations for the year ended December 31, 2007 has been prepared to give effect to (1) the acquisition by KC Pinehurst Associates, LLC (“KC Pinehurst”), a single-purpose limited liability company in which Paladin REIT holds a 97.5% membership interest, of Pinehurst Apartment Homes located at 500 NW 63rd Street, Kansas City, Missouri (“Pinehurst Apartment Homes”), (2) the acquisition by KC Pheasant Associates, LLC (“KC Pheasant”), a single-purpose limited liability company in which Paladin REIT holds a 97.5% member interest, of Pheasant Run Apartments located at 1102 NE Independence Avenue, Lee’s Summit, Missouri (“Pheasant Run Apartment”), (3) the Retreat Acquisition, (4) the Hilltop Acquisition, (5) the Conifer Crossing Acquisition and (6) the Two and Five Governor Park Acquisition (collectively the “Acquisitions”) as if the Acquisitions occurred on January 1, 2007. The actual acquisition of Pinehurst Apartment Homes occurred on September 14, 2007, and the actual acquisition of Pheasant Run Apartments occurred on September 26, 2007. The 97.5% membership interest in KC Pinehurst is held by PRIP 500, LLC, a Delaware limited liability company and wholly-owned subsidiary of Paladin OP. The 97.5% membership interest in KC Pheasant is held by PRIP 1102, LLC, a Delaware limited liability company and wholly-owned subsidiary of Paladin OP.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the Acquisitions been consummated as of the dates indicated. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair market value of the assets and liabilities acquired in connection with the Acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2008

(UNAUDITED)

		Pro Forma Adjustments		Pro Forma Total
	Paladin Realty Income Properties, Inc. and Subsidiaries Historical (a)	Acquisition
		Two and Five Governor Park
Assets
Real estate:
Buildings and improvements	$88,908,471	$—		$88,908,471
Land	22,221,677	—		22,221,677
Furniture, fixtures and equipment	3,381,470	—		3,381,470
In-place leases	1,099,508	—		1,099,508

	115,611,126	—		115,611,126
Less: Accumulated depreciation and amortization	(4,271,098)	—		(4,271,098)

Total real estate, net	111,340,028	—		111,340,028
Investment in real estate joint ventures	1,619,170	2,619,271	(b)	4,238,441
Cash and cash equivalents	3,219,133	(2,484,271	)(c)(d)	734,862
Restricted cash	7,394,015	(135,000	)(d)	7,259,015
Prepaid expenses and other assets, net	1,633,922	—		1,633,922

Total Assets	$125,206,268	$—		$125,206,268

Liabilities and Shareholders’ Equity
Mortgages payable	$90,379,276	$		$90,379,276
Due to affiliates	626,311			626,311
Unaccepted subscriptions for common shares	135,000	(135,000	)(d)	—
Accrued expenses and other liabilities	2,905,403	—		2,905,403
Dividends payable	351,307	—		351,307

Total liabilities	94,397,297	(135,000)		94,262,297

Minority interest	6,237,402	—		6,237,402

Shareholders’ equity:
Preferred shares, $0.01 par value, 100,000,000 shares authorized; none issued or outstanding	—	—		—
Common shares, $0.01 par value, 750,000,000 shares authorized; 3,547,051 shares issued as of September 30, 2008	35,470	135	(d)	35,605
Additional paid-in-capital	31,163,059	134,865	(d)	31,297,924
Treasury shares, at cost – 16,095 shares as of September 30, 2008	(149,681)	—		(149,681)
Accumulated deficit and dividends	(6,477,279)	—		(6,477,279)

Total shareholders’ equity	24,571,569	135,000		24,706,569

Total Liabilities and Shareholders’ Equity	$125,206,268	$—		$125,206,268

(a)	Historical financial information is derived from the unaudited consolidated financial statements of Paladin REIT as of September 30, 2008 which are included in Paladin REIT’s previously filed quarterly report on Form 10-Q for the nine months ended September 30, 2008.
(b)	To record the pro forma effect of the acquisition of Two and Five Governor Park, assuming that the acquisition had occurred on September 30, 2008, including the acquisition fee of $119,271 paid to Paladin Realty Advisors, L.L.C.
(c)	Reflects the net change in cash and cash equivalents contributed to Paladin OP for the acquisition of Two and Five Governor Park, assuming that the acquisition had occurred on September 30, 2008.
(d)	Proceeds from sales of common shares after September 30, 2008 for unaccepted subscriptions held in escrow as of September 30, 2008.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

(UNAUDITED)

		Pro Forma Adjustments
		Acquisitions
	Paladin Realty Income Properties, Inc and Subsidiaries Historical (a)	Retreat Apartments		Hilltop Apartments		Conifer Crossing		Two and Five Governor Park		Pro Forma Total
Revenues
Rental income	$7,404,364	$83,736	(b)	$167,997	(e)	$2,139,230	(h)	$—		9,795,327
Other income	648,888	8,949	(b)	17,998	(e)	174,682	(h)	—		850,517
Interest income	73,627	—		—		—		—		73,627

Total Revenues	8,126,879	92,685		185,995		2,313,912		—		10,719,471

Expenses
Property operating expenses	2,930,198	33,270	(b)	67,117	(e)	765,448	(h)	—		3,796,033
Real property taxes	599,207	7,044	(b)	13,863	(e)	197,785	(h)	—		817,899
General and administrative expenses	1,264,626	7,979	(b)	15,138	(e)	164,599	(h)	17,891	(k)	1,470,233
Interest expense, including amortization of deferred financing costs	2,997,899	29,896	(c)	67,607	(f)	1,027,983	(i)	—		4,123,385
Depreciation and amortization expense	1,977,312	24,631	(b)	54,633	(e)	432,187	(h)	—		2,488,763

Total Expenses	9,769,242	102,820		218,358		2,588,002		17,891		12,696,313

Loss before equity in earnings and minority interest	(1,642,363)	(10,135)		(32,363)		(274,090)		(17,891)		(1,976,842)
Equity in income (loss) from real estate joint ventures	60,205	—		—		—		(2,556	)(l)	57,649
Minority interest	61,524	61	(d)	195	(g)	141,418	(j)	115	(m)	203,313

Net loss	$(1,520,634)	$(10,074)		$(32,168)		$(132,672)		$(20,332)		(1,715,880)

Net loss per common share
Basic	$(0.49)									$(0.55)

Diluted	$(0.49)									$(0.55)

Weighted average number of common shares outstanding
Basic	3,091,344									3,104,844

Diluted	3,091,344									3,104,844

(a)	Historical financial information is derived from the unaudited consolidated financial statements of Paladin REIT as of September 30, 2008 which are included in Paladin REIT’s previously filed quarterly report on Form 10-Q for the nine months ended September 30, 2008.
(b)	Pro forma results of Retreat Apartments, assuming the acquisition of Retreat Apartments had occurred on January 1, 2007. General and administrative expenses includes Paladin REIT’s asset management fees of $1,425. Retreat Apartments was acquired on January 14, 2008.
(c)	Interest expense on Retreat Apartments mortgage payable of $13,600,000 at 5.58% per annum plus amortization of deferred financing costs of $384 assuming the acquisition had occurred on January 1, 2007.
(d)	Minority interest is adjusted to reflect pro forma ownership of 0.6% of Paladin OP by Paladin Realty Advisors, LLC and the 2.5% ownership of Retreat Apartments by JTL Holdings, LLC and JTL Asset Management, Inc., unaffiliated third parties.
(e)	Pro forma results of Hilltop Apartments, assuming the acquisition of Hilltop Apartments had occurred on January 1, 2007. General and administrative expenses includes Paladin REIT’s asset management fees of $3,150. Hilltop Apartments was acquired on April 7, 2008.
(f)	Interest expense on Hilltop Apartments mortgage payable of $4,250,000 at 5.81% per annum plus amortization of deferred financing costs of $1,761 assuming the acquisition had occurred on January 1, 2007.
(g)	Minority interest is adjusted to reflect pro forma ownership of 0.6% of Paladin OP by Paladin Realty Advisors, LLC and the 51.0% ownership of Hilltop Apartments by JTL Properties, LLC, an unaffiliated third party.
(h)	Pro forma results of Conifer Crossing, assuming the acquisition of Conifer Crossing had occurred on January 1, 2007. General and administrative expenses includes Paladin REIT’s asset management fees of $25,127. Conifer Crossing was acquired on August 5, 2008.
(i)	Interest expense on Conifer Crossing mortgage payable of $28,700,000 at 5.96% per annum plus amortization of deferred financing costs of $17,724 assuming the acquisition had occurred on January 1, 2007.
(j)	Minority interest is adjusted to reflect pro forma ownership of 0.6% of Paladin OP by Paladin Realty Advisors, LLC and the 57.5% ownership of Conifer Crossing by FPA Conifer Investors, LLC, an unaffiliated third party.
(k)	Asset management fees paid by Paladin REIT related to Two and Five Governor Park, assuming the acquisition of Two and Five Governor Park had occurred on January 1, 2007.
(l)	Pro forma results of Paladin REIT’s 47.65% ownership interest in Two and Five Governor Park, assuming the acquisition of Two and Five Governor Park had occurred on January 1, 2007.
(m)	Minority interest is adjusted to reflect pro forma ownership of 0.6% of Paladin OP by Paladin Realty Advisors, LLC.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

(UNAUDITED)

		Pro Forma Adjustments
		Acquisitions
	Paladin Realty Income Properties, Inc and Subsidiaries Historical (a)	Pinehurst Apartment Homes		Pheasant Run Apartments		Retreat Apartments		Hilltop Apartments		Conifer Crossing		Two and Five Governor Park		Pro Forma Total
Revenues
Rental income	$5,072,207	$651,304	(b)	$803,144	(e)	$2,009,663	(h)	$638,739	(k)	$3,600,231	(n)	$—		$12,775,288
Other income	416,793	49,805	(b)	70,707	(e)	214,779	(h)	68,431	(k)	290,865	(n)	—		1,111,380
Interest income	106,622	—		—		—		—		—		—		106,622

Total Revenues	5,595,622	701,109		873,851		2,224,442		707,170		3,891,096		—		13,993,290

Expenses
Property operating expenses	1,732,394	230,068	(b)	239,809	(e)	798,469	(h)	255,183	(k)	1,336,744	(n)	—		4,592,667
Real property taxes	419,129	40,053	(b)	45,989	(e)	169,049	(h)	52,707	(k)	334,331	(n)	—		1,061,258
General and administrative expenses	1,036,478	98,363	(b)	119,848	(e)	191,490	(h)	58,179	(k)	283,671	(n)	23,854	(q)	1,811,883
Interest expense, including amortization of deferred financing costs	2,357,226	194,058	(c)	282,325	(f)	778,624	(i)	257,050	(l)	1,769,724	(o)	—		5,639,007
Depreciation and amortization expense	1,678,196	231,975	(b)	301,253	(e)	591,132	(h)	207,720	(k)	740,892	(n)	—		3,751,168

Total Expenses	7,223,423	794,517		989,224		2,528,764		830,839		4,465,362		23,854		16,855,983

Loss before equity in earnings and minority interest	(1,627,801)	(93,408)		(115,373)		(304,322)		(123,669)		(574,266)		(23,854)		(2,862,693)
Equity in income (loss) from real estate joint ventures	83,896	—		—		—		—		—		(3,408	)(r)	80,488
Minority interest	219,437	20,431	(d)	2,858	(g)	1,835	(j)	746	(m)	302,787	(p)	153	(s)	548,247

Net loss	$(1,324,468)	$(72,977)		$(112,515)		$(302,487)		$(122,923)		$(271,479)		$(27,109)		$(2,233,958)

Net loss per common share
Basic	$(0.75)													$(1.26)

Diluted	$(0.75)													$(1.26)

Weighted average number of common shares outstanding
Basic	1,758,564													1,772,064

Diluted	1,758,564													1,772,064

(a)	Historical financial information is derived from the audited consolidated financial statements of Paladin REIT for the year ended December 31, 2007 which are included in Paladin REIT’s previously filed annual report on Form 10-K for the year ended December 31, 2007.
(b)	Pro forma results of Pinehurst Apartment Homes, assuming the acquisition of Pinehurst Apartment Homes had occurred on January 1, 2007. General and administrative expenses includes Paladin REIT’s asset management fees of $21,699. Pinehurst Apartment Homes was acquired on September 14, 2007.
(c)	Interest expense on Pinehurst Apartment Homes mortgage payable of $4,795,763 at 5.58% per annum plus amortization of deferred financing costs of $3,636 assuming the acquisition had occurred on January 1, 2007.
(d)	Minority interest is adjusted to reflect pro forma ownership of 0.6% of Paladin OP by Paladin Realty Advisors, LLC and the 2.5% ownership of Pinehurst Apartment Homes by JTL Holdings, LLC and JTL Asset Management, Inc., unaffiliated third parties.
(e)	Pro forma results of Pheasant Run Apartments, assuming the acquisition of Pheasant Run Apartments had occurred on January 1, 2007. General and administrative expenses includes Paladin REIT’s asset management fees of $23,778. Pheasant Run Apartments was acquired on September 26, 2007.
(f)	Interest expense on Pheasant Run Apartments mortgage payable of $6,250,000 at 5.95% per annum plus amortization of deferred financing costs of $4,439 assuming the acquisition had occurred on January 1, 2007.
(g)	Minority interest is adjusted to reflect pro forma ownership of 0.6% of Paladin OP by Paladin Realty Advisors, LLC and the 2.5% ownership of Pheasant Run Apartments by JTL Holdings, LLC and JTL Asset Management, Inc., unaffiliated third parties.
(h)	Pro forma results of Retreat Apartments, assuming the acquisition of Retreat Apartments had occurred on January 1, 2007. General and administrative expenses includes Paladin REIT’s asset management fees of $34,200. Retreat Apartments was acquired on January 14, 2008.
(i)	Interest expense on Retreat Apartments mortgage payable of $13,600,000 at 5.58% per annum plus amortization of deferred financing costs of $9,204 assuming the acquisition had occurred on January 1, 2007.
(j)	Minority interest is adjusted to reflect pro forma ownership of 0.6% of Paladin OP by Paladin Realty Advisors, LLC and the 2.5% ownership of Retreat Apartments by JTL Holdings, LLC and JTL Asset Management, Inc., unaffiliated third parties.
(k)	Pro forma results of Hilltop Apartments, assuming the acquisition of Hilltop Apartments had occurred on January 1, 2007. General and administrative expenses includes Paladin REIT’s asset management fees of $12,600. Hilltop Apartments was acquired on April 7, 2008.
(l)	Interest expense on Hilltop Apartments mortgage payable of $4,250,000 at 5.81% per annum plus amortization of deferred financing costs of $6,696 assuming the acquisition had occurred on January 1, 2007.
(m)	Minority interest is adjusted to reflect pro forma ownership of 0.6% of Paladin OP by Paladin Realty Advisors, LLC and the 51.0% ownership of Hilltop Apartments by JTL Properties, LLC, an unaffiliated third party.
(n)	Pro forma results of Conifer Crossing, assuming the acquisition of Conifer Crossing had occurred on January 1, 2007. General and administrative expenses includes Paladin REIT’s asset management fees of $50,254. Conifer Crossing was acquired on August 5, 2008.
(o)	Interest expense on Conifer Crossing mortgage payable of $28,700,000 at 5.96% per annum plus amortization of deferred financing costs of $35,448 assuming the acquisition had occurred on January 1, 2007.
(p)	Minority interest is adjusted to reflect pro forma ownership of 0.6% of Paladin OP by Paladin Realty Advisors, LLC and the 57.5% ownership of Conifer Crossing by FPA Conifer Investors, LLC, an unaffiliated third party.
(q)	Asset management fees paid by Paladin REIT related to Two and Five Governor Park, assuming the acquisition of Two and Five Governor Park had occurred on January 1, 2007.
(r)	Pro forma results of Paladin REIT’s 47.65% ownership interest in Two and Five Governor Park, assuming the acquisition of Two and Five Governor Park had occurred on January 1, 2007.
(s)	Minority interest is adjusted to reflect pro forma ownership of 0.6% of Paladin OP by Paladin Realty Advisors, LLC.